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                                                                    EXHIBIT 10.3

                                                                  Execution Copy

                           SUBORDINATION AGREEMENT, dated as of August 13, 2001,
                  among CASTLE HARLAN PARTNERS III, L.P. (the "Sponsor"), WFS HOLDINGS, INC. ("Holdings"), WORLDWIDE FLIGHT SERVICES, INC., (the "Borrower") and The Chase Manhattan Bank, as Administrative Agent (the "Agent") for the Lenders under the Credit Agreement dated as of August 12, 1999, as amended (the "Credit Agreement"), among Holdings, the Borrower, the lenders party thereto (the "Lenders"), the Agent, and DLJ CAPITAL FUNDING, INC., as Syndication Agent.

         The Sponsor owns substantially all of the Equity Interests in Holdings, and Holdings owns all of the Equity Interests in the Borrower. Holdings and the Borrower have requested that the Lenders grant a limited waiver of compliance with certain provisions of the Credit Agreement in the manner provided in the Waiver to the Credit Agreement (the "Waiver") dated as of the date hereof. In order to induce the Lenders to approve the Waiver, the Sponsor has agreed, pursuant to a support agreement dated as of the date hereof among the Sponsor, Holdings, the Borrower and the Agent (the "Support Agreement"), t o make Sponsor Contributions to the Borrower upon each occurrence of a Support Event (as each such term is defined in the Support Agreement) upon the terms and subject to the conditions set forth in the Support Agreement. The Sponsor Contributions will be made as subordinated loans, which will be evidenced by one or more unsecured promissory notes of the Borrower in the form of Exhibit A to the Support Agreement (the "Sponsor Notes"). The Sponsor has agreed that the Borrower's obligations in respect of the Sponsor Notes shall be subordinated to the Obligations upon the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

                                   ARTICLE I
                                  Definitions

         SECTION 1.1. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement (including by reference to the other Loan Documents).

         SECTION 1.2. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

         "Available Liquidity" means, on any date, the sum of (a) the Unrestricted Cash Balances of the Borrower and the Subsidiary Loan Parties on such date and (b) undrawn Revolving Commitments available to the Borrower and the Subsidiary Loan Parties under the Credit Agreement on such date as to which all conditions to borrowing are satisfied as of such date.

         "Maturity Date" means December 31, 2001.

         "Senior Creditors" means the Secured Parties and their respective successors and assigns.


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         "Senior Obligations" means all monetary obligations of the Borrower that constitute Obligations.

         "Sponsor Note Obligations" means all monetary obligations of the Borrower, whether in respect of principal, premium interest or otherwise, in respect of any Sponsor Notes.

         "Unrestricted Cash Balances" means, as of any date, all cash and cash equivalents held by the Borrower and the Subsidiary Loan Parties on such date that are not (a) contractually committed to be spent, reserved for or applied to a specific purpose, (b) required to be maintained or kept available by the applicable Loan Party or (c) otherwise subject to contractual or other restrictions limiting the applicable Loan Party's ability to spend, transfer or otherwise apply such cash or cash equivalents.

                                   ARTICLE II

                                  Subordination

         SECTION 2.1. Subordination. The Sponsor hereby agrees that all the Sponsor Note Obligations owed to it by the Borrower are hereby expressly subordinated, to the extent and in the manner set forth in this Article II, to the prior payment in full in cash of all Senior Obligations of the Borrower in accordance with the terms thereof.

         SECTION 2.2. Dissolution or Insolvency. Upon any distribution of the assets of the Borrower or upon any dissolution, winding up, liquidation or reorganization of the Borrower, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Borrower, or otherwise:

         (a) the Senior Creditors of the Borrower shall first be entitled to receive payment in full in cash of all of the Senior Obligations of the Borrower in accordance with the terms thereof before the Sponsor shall be entitled to receive any payment on account of any Sponsor Note Obligations of the Borrower, whether as principal, interest or otherwise; and

         (b) any payment by, or distribution of the assets of, the Borrower of any kind or character, whether in cash, property or securities, to which the Sponsor would be entitled except for the provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent to the extent necessary to make payment in full in cash of all Senior Obligations of the Borrower remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Creditors in respect of the Senior Obligations.

         SECTION 2.3. Payment of Sponsor Note Obligations Prohibited. (a) Subject to paragraphs (c) and (d) of this Section 2.3, no payment (whether directly, by exercise of any right of set-off or otherwise) in respect of any Sponsor Notes Obligation of the Borrower, whether as principal, interest or otherwise, shall be permitted at any time until all Senior Obligations have been paid in full.

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         (b) Subject to paragraphs (c) and (d) of this Section 2.3, no payment of any Sponsor Notes Obligation that is prohibited by paragraph (a) above shall be received or accepted by or on behalf of the Sponsor.

         (c) Notwithstanding anything contained herein to the contrary, the Borrower may make repayments of principal in respect of the Sponsor Notes on or after the Maturity Date if (a) the Borrower's Available Liquidity on such date is at least $10,000,000 after giving effect to such repayment and (b) no Default has occurred and is continuing under the Credit Agreement, the Senior Notes Documents or any other Material Indebtedness of the Borrower, and no such Default would result from such repayment.

         (d) Nothing contained herein shall prevent the Borrower from (i) making payments of interest in respect of the Sponsor Notes to the extent such payments are made solely in the form of additional Sponsor Notes or (ii) exchanging any Sponsor Notes for Sponsor Notes of a different tenor or rate of interest; provided that all such additional Sponsor Notes shall be subject to the provisions hereof.

         SECTION 2.4. Certain Payments Held in Trust. In the event that any payment by, or distribution of the assets of, the Borrower of any kind or character, whether in cash, property or securities, and whether directly, by exercise of any right of set-off or otherwise, shall be received by or on behalf of the Sponsor at a time when such payment is prohibited by this Agreement, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to, (a) the Agent to the extent necessary to make payment in full in cash of all Senior Obligations of the Borrower remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Creditors in respect of such Senior Obligations or (b) in the case of any payment prohibited under Section 2.3, the Borrower.

         SECTION 2.5. Subrogation. Subject to the prior payment in full in cash of the Senior Obligations of the Borrower, to the extent that, as a result of the provisions of this Agreement, any Senior Creditors of the Borrower receive payments or distributions from the Borrower that otherwise would have been made to the Sponsor, the Sponsor shall be subrogated to the rights of the Senior Creditors of the Borrower to receive payments or distributions in cash, property or securities of the Borrower applicable to such Senior Obligations until all amounts owing on the Sponsor Note Obligations of the Borrower shall be paid in full, and as between and among the Borrower, its creditors (other than its Senior Creditors) and the Sponsor, no such payment or distribution made to the Agent by virtue of this Agreement that otherwise would have been made to the Sponsor shall be deemed to be a payment by the Borrower on account of its Sponsor Note Obligations, it being understood that the provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Sponsor, on the one hand, and the Senior Creditors, on the other hand.

                                  ARTICLE III

              Other Matters Regarding the Sponsor Note Obligations

         SECTION 3.1. Other Creditors. Nothing contained in this Agreement is intended to or shall impair, as between and among the Borrower, its creditors (other than



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the Senior Creditors) and the Sponsor, the obligations of the Borrower to pay to the Sponsor the Sponsor Note Obligations of the Borrower as and when the same shall become due and payable in accordance with the terms thereof, or affect the relative rights of the Sponsor and the other creditors of the Borrower (other than their Senior Creditors).

         SECTION 3.2. Proofs of Claim. In the event of any dissolution, winding up, liquidation or reorganization of the Borrower, or the commencement of any bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Borrower, the Sponsor agrees to file proofs of claim for the Sponsor Note Obligations owed to it at least 30 days prior to the date on which such proofs of claim are required to be filed, in default of which the Agent or other authorized representative of the Senior Creditors is hereby irrevocably authorized so to file in order to effectuate the provisions hereof. This Section shall not be construed to permit the Sponsor to retain any payment received by it in respect of a Sponsor Notes Obligation that the Sponsor is not entitled to receive and retain under any other provision of this Agreement.

         SECTION 3.3. No Waiver. No right of any Senior Creditor to enforce this Agreement shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any of the Agent, the other Senior Creditors, or the Borrower, or by any noncompliance by the Borrower with the terms, provisions and covenants contained herein, and the Senior Creditors are hereby expressly authorized to extend, renew, increase, decrease, modify or amend the terms of the Senior Obligations or any security therefor, and to release, sell or exchange any such security and otherwise deal freely with the Borrower, all without notice to or consent of the Sponsor and without affecting the liabilities and obligations of the parties hereto.

         SECTION 3.4. Acceleration and Remedies; Bankruptcy Filings. The Sponsor agrees that, except for claims submitted in any proceeding contemplated by
Section 3.2 hereof, it will not exercise any remedies or take any action or proceeding to enforce any Sponsor Notes Obligation if the payment in cash of such Sponsor Notes Obligation is then prohibited by Section 2.3, and the Sponsor solely in its capacity as the holder of the Sponsor Notes Obligations further agrees not to file, or to join with any other creditors of the Borrower in filing, any petition commencing any bankruptcy, insolvency, reorganization, arrangement or receivership proceeding or any assignment for the benefit of creditors against or in respect of the Borrower or any other marshaling of the assets and liabilities of the Borrower. Notwithstanding anything to the contrary contained herein, this Agreement shall not prevent the Sponsor from causing the Borrower to file any such petition, commence any such proceeding or make any such assignment referred to above if the Sponsor is taking such action in its capacity as a holder of the Equity Interests of the Borrower.

         SECTION 3.5. Obligations Hereunder Not Affected. (a) All rights and interests of the Senior Creditors hereunder, and all agreements and obligations of the Sponsor hereunder, shall remain in full force and effect irrespective of:

         (i) any lack of validity or enforceability of any Loan Document;

         (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or consent to departure from any Loan Document;


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         (iii) any exchange, release or nonperfection of any security interest in or Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any Guarantee, in respect of all or any of the Senior Obligations; or

         (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of its Senior Obligations or of the Sponsor in respect of this Agreement.

         (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Senior Obligations or any part thereof is rescinded or must otherwise be returned by any Senior Creditor upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         (c) The Sponsor hereby authorizes the Senior Creditors, without notice or demand and without affecting or impairing any of the obligations of the Sponsor hereunder, from time to time to (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Senior Obligations or any part thereof and (ii) exercise or refrain from exercising any rights against the Sponsor, the Borrower or any other Person.

                                   ARTICLE IV

                   Representations And Warranties the Sponsor

         The Sponsor represents and warrants to the Agent, for the benefit of the Senior Creditors, that:

         (a) It is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

         (b) The execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby are within its powers, have been duly authorized by all necessary action on its part, require no action by or in respect of, or filing with, any Governmental Authority (other than such as have been duly taken or made) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation or by-laws (or other organizational documents, as applicable) or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it or any of its subsidiaries.

         (c) This Agreement constitutes a valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.



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                                   ARTICLE V

                                 Miscellaneous

         SECTION 5.1. Notices. All communications and notices hereunder shall be in writing and shall be given as provided in Section 6.02 of the Support Agreement Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

         SECTION 5.2. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party (including, in the case of any Lender, each transferee or assignee of Obligations held by it); and all covenants, promises and agreements by or on behalf of any of the Sponsor, the Borrower or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Each of the Sponsor and the Borrower agrees that it shall not assign or delegate any of its obligations under this Agreement without the prior written consent of each Lender, and any purported assignment or delegation without such consent shall be void and of no effect.

         SECTION 5.3. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING ALL MATTERS OF STRUCTURE, VALIDITY AND PERFORMANCE).

         SECTION 5.4. Jurisdiction; Consent to Service of Process. TO THE EXTENT PERMITTED BY LAW, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE SPONSOR OR THE AGENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH OF THE SPONSOR AND THE AGENT ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 5.5. Waivers; Amendment. (a) No failure or delay of the Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further


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exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent hereunder and of the Agent and the Lenders under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to the departure by the Sponsor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand by the Sponsor or the Borrower in any case shall entitle the Sponsor or the Borrower to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent, with the approval of the Required Lenders to the extent required by the Credit Agreement, the Borrower and the Sponsor.

         SECTION 5.6. Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 5.7. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 5.6). Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 5.8. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 5.9. Termination. This Agreement shall automatically terminate upon the earlier to occur of (a) the date on which all the Senior Obligations have been paid in full in cash, there are no Letters of Credit outstanding and no Lender has any Commitments outstanding and (b) the date on which all the Sponsor Note Obligations have been paid in cash in full.

         SECTION 5.10. Loan Document. The Sponsor acknowledges receipt of a copy of the Credit Agreement and the Support Agreement, and the Sponsor and the Borrower agree that this Agreement shall constitute a Loan Document for all purposes. The Sponsor acknowledges that the provisions of each Loan Document other than this Agreement may be at any time amended, waived and otherwise modified without notice to or consent from the Sponsor.




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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                              CASTLE HARLAN PARTNERS III, L.P.,

                              By: Castle Harlan Associates III, L.P.,
                              its General Partner,

                              By: Castle Harlan Partners III G.P., Inc.,
                              its General Partner,

                              By:
                                 ----------------------------------------
                              Name:
                              Title:

                              WFS HOLDINGS, INC.,

                              By:
                                 ----------------------------------------
                              Name:
                              Title:


                              WORLDWIDE FLIGHTS SERVICES, INC.,

                              By:     /s/ DF CHARENSON
                                 ----------------------------------------
                              Name:   DF Charenson
                              Title:  VP


                              THE CHASE MANHATTAN BANK,

                              By:
                                 ----------------------------------------
                              Name:
                              Title: